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                                                                   Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 21, 1999, included (or incorporated by reference) in this Annual Report on Form 10-K for the year ended December 31, 1998, into Ameritech Corporation's previously filed Registration Statement File Nos. 33-34006,33-49036, 33-51771, 33-51773, 33-00897, 33-02591, 333-29569,
333-29591, 333-37407 and 333-43179.

                                                       /s/Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP


Chicago, Illinois
March 29, 1999